UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2011

AVISTA CORPORATION

(Exact name of registrant as specified in its charter)

Washington	1-3701	91-0462470
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1411 East Mission Avenue, Spokane, Washington	99202-2600
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 509-489-0500

Web site: http://www.avistacorp.com

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 12, 2011, the Board of Directors of Avista Corporation (Avista Corp. or the Company) amended the Company’s Bylaws. A complete copy of the Bylaws of Avista Corporation (Bylaws), as amended August 12, 2011, is filed as Exhibit 3.2. A copy of the Bylaws of Avista Corporation, marked to show amendments effective as of August 12, 2011, is filed as Exhibit 3.3.

Amendments to Section 2 of Article II Regarding Special Meetings

Section 2 of Article II of the Bylaws has been amended to identify specific information required to be included in a shareholder’s demand for a special meeting. This includes information as to the shareholder making the demand, any individual to be nominated for director, and/or other business to be conducted at the special meeting. The amendments also provide details as to aggregation of shareholder demands and specifications as to the time of the special meeting.

Amendments to Section 11 of Article II Regarding Business to be Conducted at Meetings of Shareholders

Prior to the amendments, the Bylaws provided the right for a shareholder to nominate a candidate for director (in Section 13 of Article III) and/or to bring other business at a shareholder meeting (in Section 11 of Article II). The amendments to Section 11 of Article II (1) consolidate into Section 11 provisions relating to both the nomination of directors and the proposal of other business and (2) refine the procedures to be followed and add to the information to be provided by the shareholder in order for a shareholder to nominate a director or bring other business before a shareholder meeting.

The amendments clarify that only shareholders of record both as of the time of the shareholder notice and as of the time of the meeting are eligible to make nominations or bring other business before the meeting. A shareholder notice must be updated and supplemented by the shareholder to be true and correct as of the record date and continuously thereafter.

A shareholder notice must contain additional information, including information as to:

•	Shareholder associated persons, including affiliates of, and persons acting in concert with, the shareholder;

•	Nominee associated persons, including affiliates of, and persons acting in concert with, the nominee;

•	Purchases and sales by the shareholder of the Company’s stock during the 24-month period preceding the shareholder notice;

•	Derivative transactions entered into by the shareholder or the nominee or any shareholder or nominee associated persons;

•	Agreements, arrangements or understandings between or among the shareholder, any shareholder associated person or any other person that relates to the proposed business or proposal; and

•

Additional information about a shareholder’s nominee, including (i) the nominee’s occupation, (ii) the number of shares owned by the nominee and any nominee associated person as well as any derivative transactions; and (iii) any related person transactions between the nominating shareholder and shareholder associated persons, and the nominee and nominee associated persons.

A shareholder proposing to nominate an individual for election as a director must submit a questionnaire (similar to the Company’s directors’ and officers’ questionnaire) completed and signed by the nominee, which also includes representations by the nominee concerning (i) the absence of certain voting commitments and compensation or indemnification arrangements and (ii) the nominee’s compliance with applicable law and Company policies.

Proposed business will not be transacted and proposed nominations will not be made if the shareholder (or qualified representative) does not appear at the meeting and satisfy the other requirements of the Bylaws.

The new procedures and information requirements apply to any nomination to be made at, or other business to be brought before, a shareholder meeting, including any proposal that is to be included in the Company’s Proxy Statement pursuant to the SEC’s Rule 14a-8.

Amendment to Section 2 of Article III Regarding Number, Tenure and Eligibility

Section 2 of Article III of the Bylaws has been changed to increase the age limit for persons who may be elected or re-elected as a director. Previously, the age limit was 70; it has been changed to 72.

Amendments to Sections 9 and 11 of Article III Regarding Vacancies and Removal

Amendments were made to Sections 9 and 11 of Article III to reflect the Company’s decision (as approved by shareholders at the 2011 Annual Meeting of Shareholders) to eliminate classification of the Board of Directors and provide for the annual election of the Board of Directors.

In addition, Section 9 of Article III, which relates to the filling of vacancies on the Board of Directors, and Section 11 of Article III, which relates to the removal of directors, were amended to conform to the amendments to Article FIFTH of the Company’s Restated Articles of Incorporation as approved at the 2011 Annual Meeting of Shareholders.

Reference is made to the Company’s definitive Proxy Statement, dated March 31, 2011, and to Exhibit 3(i) to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2011.

Removal of previous Section 13 of Article III Regarding Nomination of Directors

Provisions with respect to the nomination of directors are now included in Section 11 of Article II. As such, previous Section 13 of Article III has been removed from the Bylaws and previous Section 14 has been renumbered as Section 13.

The foregoing description of amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws of Avista Corporation, as amended August 12, 2011, which along with a copy marked to show changes from the Bylaws as previously in effect, are filed as Exhibits 3.2 and 3.3, respectively, and incorporated by reference herein.

2012 Annual Meeting of Shareholders

As a result of the amendments to the Bylaws referred to above and set forth in Exhibit 3.2 to this report, the information contained on page 61 of Avista Corp.’s definitive Proxy Statement, dated March 31, 2011, under the caption 2012 ANNUAL MEETING OF SHAREHOLDERS (other than the under the heading “General”) is changed to and superseded by the following:

Notice of Nominations and Other Business to Be Presented at Annual Meeting

Notice of nominations of directors and other business to be presented by a shareholder at the 2012 Annual Meeting of Shareholders must be delivered to the Company as follows:

•

written notice of a shareholder’s intent to nominate a person for election as a director at the 2012 Annual Meeting of Shareholders must be delivered to the principal executive offices of the Company to the attention of the Corporate Secretary on or before February 13, 2012 but not before November 14, 2011; and

•

written notice of a shareholder’s intent to propose other business to be brought before the 2012 Annual Meeting of Shareholders must be delivered to the principal executive offices of the Company to the attention of the Corporate Secretary on or before February 13, 2012 but not before November 14, 2011.

In any case, the written notice of the shareholder must, in order for the matter to be eligible to be presented at the meeting, comply with all of the requirements and contain all of the information specified in the Company’s Bylaws, without regard to whether the proposed nomination or other business is to be included in management’s proxy soliciting materials or those of any other person.

Notice of Proposals to be Included in Management’s Proxy Materials

Proposals that shareholders seek to have included in management’s proxy soliciting materials must be received by the Corporate Secretary on or before December 1, 2011 and, in order to be so included, must contain the information required by the SEC’s Rule 14a-8 and otherwise comply with SEC rules. However, in order for a proposal to be eligible to be presented at the meeting, the shareholder must also comply with all of the requirements specified in the Company’s Bylaws for nominating a person for election as a director and/or bringing other business before the meeting.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

3.2	Bylaws of Avista Corporation, as amended August 12, 2011.
3.3	Bylaws of Avista Corporation, marked to show amendments effective as of August 12, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVISTA CORPORATION
(Registrant)

Date: August 18, 2011	/s/ Marian M. Durkin
Marian M. Durkin
Senior Vice President, General Counsel
and Chief Compliance Officer